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Exhibit 10.1

FIRST AMENDMENT OF CREDIT AGREEMENT

        THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "Amendment") is dated as of September 1, 2004 and entered into by and among TRAMMELL CROW COMPANY, a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders defined below (in such capacity, together with its successors and assigns, "Administrative Agent") and as Issuing Bank (in such capacity, together with its successors and assigns, "Issuing Bank"), and each Lender that is a signatory to this Amendment.

R E C I T A L S

        A.    Reference is hereby made to that certain Credit Agreement dated as of June 28, 2002, executed by Borrower, Administrative Agent, and the Lenders (herein so called) defined therein (the "Credit Agreement") pursuant to which such Lenders extended to Borrower a $150,000,000 revolving credit facility.

        B.    Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

        C.    Borrower, Administrative Agent, Issuing Bank, and the Lenders that are signatory to this Amendment desire to modify certain provisions contained in the Credit Agreement subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Amendments to the Credit Agreement.

          (a)   Section 1.1 is amended to add the following definition thereto in alphabetical order:

          "Special Restricted Payments" means Restricted Junior Payments in the form of either the repurchase by Borrower of its Stock or the issuance by Borrower of one or more special dividends to the holders of its Stock, in either case on or after September 1, 2004 and on or before December 31, 2004; provided that the aggregate amount of such Restricted Junior Payments shall not exceed $100,000,000.

          (b)   Section 6.2(f) is hereby deleted in its entirety and replaced with the following:

            (f)    the Companies may make loans and advances to employees for moving, arrival or promotion incentives, entertainment, and travel expenses, drawing accounts, and similar expenditures in the ordinary course of business in an aggregate amount not exceeding $20,000,000 at any time outstanding;

          (c)   Section 6.3 is hereby deleted in its entirety and replaced with the following:

          Section 6.3 Restricted Junior Payments. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make, or set apart any sum for any Restricted Junior Payment, except for, so long as no Event of Default exists or would result therefrom, (a) Permitted Distributions, and (b) Special Restricted Payments.

          (d)   Section 6.4(c) is hereby deleted in its entirety and replaced with the following:

            (c)   Minimum Net Worth. Borrower shall not permit Net Worth, as of the last day of any Fiscal Quarter to be less than an amount equal to (i) the Minimum Net Worth minus (ii) the Dollar amount of all Special Restricted Payments.

          (e)   Sections 6.6(e) and (f) are hereby deleted in their entirety and replaced with the following:

            (e)   the Companies may make Investments permitted by Section 6.2;

            (f)    the Companies may make Permitted Acquisitions; and

          (f)    Section 6.6 is hereby amended by adding the following new Section 6.6(g) to the end thereof:

            (g)   Borrower may make Special Restricted Payments.

        2.     Amendment of Credit Agreement and Other Loan Documents.

          (a)   All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

          (b)   Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

        3.     Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and Liens.

        4.     Representations. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of this Amendment other than filings with the Securities and Exchange Commission; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Companies that are parties to this Amendment and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally or by general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

        5.     Conditions. This Amendment shall not be effective unless and until:

          (a)   Administrative Agent shall have received this Amendment duly executed by Borrower, each of the Companies that is party hereto, and the Requisite Lenders;

          (b)   the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

          (c)   both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

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        6.     Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

        7.     Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed—and its performance enforced—under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

        8.     Parties. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

        9.     ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

        EXECUTED as of the day and year first mentioned.

TRAMMELL CROW COMPANY, a Delaware corporation, as Borrower
By:	/s/ DEREK R. MCCLAIN Name: Derek R. McClain Title: Executive Vice President

Signature Page to Trammell Crow Company First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank, and a Lender
By:	/s/ RON ODLOZIL Ron Odlozil Principal

Signature Page to Trammell Crow Company First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

THE BANK OF NOVA SCOTIA, Acting Through its San Francisco Agency as a Lender
By:	/s/ ABID GILANI Name: Abid Gilani Title: Managing Director

Signature Page to Trammell Crow Company First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

FIRST TENNESSEE BANK, N.A., as a Lender
By:	/s/ SAM JENKINS Name: Sam Jenkins Title: Senior Vice President

Signature Page to Trammell Crow Company First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

LASALLE BANK, as a Lender
By:	/s/ JULIE ANNE THICK Name: Julie Anne Thick Title: First Vice President

Signature Page to Trammell Crow Company First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

UNION BANK OF CALIFORNIA N.A., as a Lender
By:	/s/ PATRICK TROWBRIDGE Name: Patrick Trowbridge Title: Vice President

Signature Page to Trammell Crow Company First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

Signature Page to Trammell Crow Company First Amendment

        To induce the Credit Parties to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

EACH OF THE CORPORATE GUARANTORS/PLEDGORS LISTED ON SCHEDULE I ATTACHED HERETO
By:	/s/ DEREK R. MCCLAIN Name: Derek R. McClain Title: Executive Vice President

Guarantor/Pledgor Signature Page to First Amendment

SCHEDULE 1

1.
TC Houston, Inc.

2.
TCCT Real Estate, Inc.

3.
TCDFW, Inc.

4.
Trammell Crow Services, Inc.

5.
Trammell Crow NW, Inc.

6.
TCC Risk Services, Inc.

Schedule 1 to Trammell Crow Company First Amendment Guarantor/Pledgor Signature Page

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  Exhibit 10.1
FIRST AMENDMENT OF CREDIT AGREEMENT
R E C I T A L S
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT EXECUTED BY TRAMMELL CROW COMPANY, AS BORROWER, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK, AND THE LENDERS DEFINED THEREIN
SCHEDULE 1